Exhibit 99.1

China Commercial Credit Enters into a Non-Binding Letter of Intent to Acquire Sorghum Investment Holdings Limited

SUZHOU, CHINA, July 12, 2017 - China Commercial Credit, Inc. (NasdaqCM: CCCR) (the “Company”), a microfinance company providing financial services to small-to-medium enterprises (“SMEs”), farmers and individuals in Jiangsu Province, is pleased to announce that it has entered into a non-binding Letter of Intent (“LOI”) with the parent company of Sorghum Investment Holdings Limited (“Sorghum”), an enterprise in the smart finance industry specializing in providing efficient and optimized financial solutions, online investment and match-for-loan services to individuals and small business owners in China.

Pursuant to the terms of the LOI, CCCR will acquire 100% of the outstanding shares of Sorghum. As the transaction proceeds, the Company will publicly disclose required information either through press releases or SEC filings, as appropriate.

Mr. Long Yi, the Chief Financial Officer and Director of CCCR stated: “Sorghum’s outstanding performance, strong credibility and good reputation make it a leader in the smart finance industry. We believe this acquisition will expand our business into the smart finance industry and, as a result, can increase our shareholders’ value. We are also very excited about the business opportunities we could seek together with Sorghum in the financial services industry.”

Ms. Amy Huang, the Chief Executive Officer and Chairwoman of Sorghum commented: “The combination of the two companies are meaningful synergies, as both of our companies agreed to implement a business strategy in conformity with China’s Belt and Road (“B&R”) national strategy. We hope to complement each other with our own accumulation in the industry and we take smart technology as the core to provide efficient and optimized financial solutions for individuals and small business owners. This contemplated investment continues our focus to diversify strong industrial logic as well as build value for our shareholders by investing in this exciting field. We look forward to leveraging our expertise in the smart finance industry to benefit CCCR’s reputation as a NASDAQ-listed company.”

Completion of the transaction is subject to due diligence investigations by the relevant parties, the negotiation and execution of a definitive share exchange agreement, satisfaction of the conditions negotiated therein including the approval of the Company's Board of Directors and shareholders, approval by NASDAQ of the post-transaction entity’s new listing application, and the satisfaction of other customary closing conditions. There can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated. Further, readers are cautioned that those portions of the LOI that describe the proposed transaction, including the consideration to be issued therein, are non-binding.

About China Commercial Credit

China Commercial Credit, founded in 2008, provides business loans and loan guarantee services to small-to-medium enterprises (“SMEs”), farmers and individuals in China's Jiangsu Province. Due to recent legislation and banking reform in China, these SMEs, farmers and individuals -- which historically had been excluded from borrowing funds from State-owned and commercial banks -- are now able to borrow money at competitive rates from microfinance lenders. For more information, please visit http://www.chinacommercialcredit.com.

About Sorghum Investment Holdings Limited

Sorghum Investment Holdings Limited is a leading enterprise in China’s smart finance industry. The company is headquartered in Shanghai with operating subsidiaries in Beijing, Nanjing and Suzhou in China, and Boston, Massachusetts, in the U.S. Adhering to the corporate vision of “making finance accessible for everyone,” Sorghum Investment Holdings Limited is committed to building an open mobile smart financial ecosystem based on the world’s leading mobile internet technology, cloud computing, and big data processing capability. Sorghum provides online investment and match-for-loan services for individuals and small businesses, conforming to the high-quality assets as the core of the Belt and Road national strategy.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include timing of the proposed transaction; the business plans, objectives, expectations and intentions of the parties once the transaction is complete, and CCCR’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the terms of the LOI not hereafter being memorialized in a definitive agreement; the outcome of any legal proceedings that have been, or will be, instituted against CCCR or other parties to the LOI following announcement of the LOI and transactions contemplated therein; the ability of CCCR to meet NASDAQ listing standards following the transaction and in connection with the consummation thereof; the inability to complete the transactions contemplated by the LOI due to the failure to obtain approval of the stockholders of CCCR or other closing conditions to; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement of the LOI and consummation of the transaction described therein; costs related to the proposed acquisition; changes in applicable laws or regulations; the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by CCCR.

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Additional information concerning these and other factors that may impact our expectations and projections can be found in our periodic filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. CCCR’s SEC filings are available publicly on the SEC’s website at www.sec.gov. CCCR disclaims any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CCCR or Sorghum Investment Holdings Limited, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, CCCR will file a preliminary proxy statement with the SEC and will mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of CCCR are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with CCCR’s solicitation of proxies for its stockholders’ meeting to be held to approve the transaction because the proxy statement will contain important information about the transaction and the parties to the transaction. The definitive proxy statement will be mailed to stockholders of CCCR as of a record date to be established for voting on the transaction. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: No.1 Zhongying Commercial Plaza, Zhong Ying Road, Wujiang, Suzhou, Jiangsu Province People’s Republic of China e-mail: 13584802352@139.com

For more information, please contact:

Mr. Long Yi, Chief Financial Officer and Director

China Commercial Credit, Inc.

Tel: +86 13584802352

Email: 13584802352@139.com

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